EXHIBIT 10(j)
                                 -------------

                           REVOLVING CREDIT AGREEMENT

                           OnCourse Technologies, Inc.
                           --------------------------
                               (Name of Customer)

The above named customer ("Customer", whether one or more) agrees with Lincoln State Bank, 2266 South 13th Street, Milwaukee, WI 53215, ("Lender") as follows:

  1. REVOLVING LOANS. Customer requests that Lender lend to Customer from time to time such amounts as Customer may request in accordance with this Agreement (the "Loans"), and, subject to the terms of this Agreement, Lender agrees to lend such amounts up to the aggregate principal amount of $1,100,000.00 at any time outstanding (the "Credit Limit"). Within the Credit Limit, Customer may borrow, repay and reborrow under this Agreement. Lender is not obligated to but may make Loans in excess of the Credit Limit and in any event Customer is liable for and agrees to pay all Loans.

  2. BORROWING BASE. The aggregate amount of all Loans at any time outstanding under this Agreement shall never exceed the lesser of the Credit Limit or the Borrowing Base described on Exhibit A.

  3. CONDITIONS FOR LOANS. Lender's obligation to make the initial Loan is subject to satisfaction of the following conditions:

       a. Lender shall have received the following security documents and the additional security documents described on Exhibit B, if any (the "Security Agreements"), duly executed.

       b. Lender shall have received copies, certified by the Secretary of Customer, of the articles of incorporation and bylaws of Customer and each wholly owned subsidiary, and resolutions of the Board of Directors of Customer authorizing the issuance, execution and delivery of this Agreement and the Security Documents, if any, and a certification of the names and addresses of the representatives of Customer and each wholly owned subsidiary authorized to sign this Agreement and the Security Documents, if any and request Loans under this Agreement, together with true signatures of such representatives.

       c. Lender shall have received from counsel for Customer a favorable opinion satisfactory to Lender covering the matters described in sections 5(c) and 5(d) as applicable, and 5(f) of this Agreement and such other matters as Lender may reasonably request.

       d. Lender shall have received a guaranty of payment of the Loans duly executed by Micro Estimating Systems, Inc., TekSoft, Inc., Cimtronics, Inc., and CAM Solutions, Inc. on WBA form 151.

       e. All proceedings taken by Customer in connection with the Loans, the Security Documents and other documents provided to Lender shall be satisfactory to Lender and Lender shall have received copies of all documents reasonably required by it.

  4. LOAN PROCEDURES. Customer may obtain Loans under this Agreement as provided below: Customer shall give Lender at lease one business day's prior notice of any Loan requested under this Agreement, specifying the date and amount of the Loan. Lender will make the Loan available to Customer by crediting the amount of the Loan to Customer's account (acct. no. 20-01 200 1) with Lender. Each Loan, which is less than the full amount available to Customer under this Agreement shall be in an amount no less than $1,000.00. Lender's obligation to make each Loan (including the initial Loan) is subject to the further condition that Lender shall have received a certificate signed by Customer, dated the date of the Loan request and stating that the representations and warranties in section 5 are true and correct as of the date of the request and that no event of default has occurred and is continuing or would result from such Loan.

  5. REPRESENTATIONS. Customer represents and warrants to Lender that on the date of each Loan:

       a. No part of any Loan will be used for personal, family, household or agricultural purposes.

       b. Customer will not use any part of the proceeds of Loans to purchase any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

                                   <Page 100>

       c. The execution and delivery of this Agreement and the Security Documents, and the performance by Customer of its obligations under this Agreement and the Security Documents, are within its power, have been duly authorized by proper action on the part of Customer, are not in violation of any existing law, rule or regulation, any order or decision of any court, the articles of incorporation, bylaws, articles of organization, operating agreement, partnership agreement or other governing documents of Customer, as applicable, or the terms of any agreement or restriction to which Customer is a party or by which it is bound, and do not require the approval or consent of any person or entity. This Agreement and the Security Documents, when executed and delivered, will constitute the valid and binding obligations of Customer enforceable in accordance with their terms.

       d. Customer is a corporation validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business and is in good standing in every jurisdiction in which the nature of its business or its ownership of properties requires such qualification.

       e. All financial statements of Customer furnished to Lender were prepared in accordance with generally accepted principles of accounting consistently applied throughout the periods involved and are correct and complete as of their dates.

       f.
           i. There is no substance which has been, is or will be present, used, stored, deposited, treated, recycled or disposed of on, under in or about any real estate now or at any time owned or occupied by Customer ("Property") during the period of Customer's ownership or use of the Property in a form, quantity or manner which is known to be present on, under, in or about the Property would require clean-up, removal or some other remedial action ("Hazardous Substance") under any federal, state or local laws, regulations, ordinances, codes or rules ("Environmental Laws");

          ii. Customer has no knowledge, after due inquiry, or any prior use or existence of any Hazardous Substance on the Property by any prior owner of or person using the Property;

         iii. without limiting the generality of the foregoing, Customer has no knowledge, after due inquiry, that the Property contains asbestos, polychlorinated biphenyl components (PCBs) or underground storage tanks;

          iv. there are no conditions existing currently or likely to exist during the term of this Agreement which would subject Customer to any damages, penalties, injunctive relive or clean-up costs in any governmental or regulatory action or third-party claim relating any Hazardous Substance;

           v. Customer is not subject to any court or administrative proceeding, judgment, decree, order or citation relating to any Hazardous Substance; and

          vi. Customer in the past has been, at the present is, and in the future will remain in compliance with all Environmental Laws. Customer shall indemnify and hold harmless Lender, its directors, officers, employees and agents from all loss, cost (including reasonable attorneys' fees and legal expenses), liability and damage whatsoever directly or indirectly resulting from, arising out of, or based upon

                 1. the presence, use, storage, deposit, treatment, recycling or disposal, at any time, of any Hazardous Substance described above on, under, in or about the Property, or the transportation of any Hazardous Substance to or from the Property,

                 2. the violation or alleged violation of any Environmental Law, permit, judgment or license relating to the presence, use, storage, deposit, treatment, recycling or disposal of any Hazardous Substance on, under in or about the Property, or the transportation of any Hazardous Substance to or from the Property,

                 3. the imposition of any governmental lien for the recovery of environmental clean-up costs expended under any Environmental Law, or

                 4. breach of this representation or warranty.

               Customer shall immediately notify Lender in writing of any governmental or regulatory action or third-party claim instituted or threatened in connection with any Hazardous Substance on, in, or about the Property.

       g. There is no litigation or administrative proceeding pending or, to the knowledge of Customer, threatened against Customer which might result in any material adverse change in the business or condition of Customer.

  6. FEES. Customer agrees to pay the following nonrefundable fees as a condition of access to credit under this Agreement:

       a. Commitment fee in the amount of $2,750.00

       b. Commitment fee in an amount equal to 0.25% per year of the average daily unused portion of the Credit Limit from the date of this Agreement until the Termination Date specified in section 15, payable on the last date of each year.

                                   <Page 101>

  7. CAPITAL ADEQUACY. If Lender shall determine that any existing or future law, rule, regulation, directive, interpretation, treaty or guideline regarding capital adequacy (whether or not having the force of law) increases or would increase, from that required on the date of this Agreement, the amount of capital required or expected to be maintained by the Lender, or any corporation controlling Lender, and if such increase is based upon the existence of Lender's obligations under this Agreement and other commitments of this type, then from time to time within ten days after demand from Lender, the Customer shall pay to Lender such amount or amounts as will compensate Lender for expenses or costs required to meet such increased capital requirement. For purposes of calculating the amount of compensation required, Lender, or and corporation controlling Lender, may conclusively be deemed to have maintained the minimum amount of capital required on the date of this Agreement, and may base such compensation on the assumption that Lender (or such corporation) will need to increase its capital from such minimum amount to the new required amount. The determination of any amount to be paid by Customer under this section shall take into consideration policies of Lender, or any corporation controlling Lender, with respect to capital adequacy and shall be based upon a reasonable method of attribution. A certificate of Lender setting forth such amount or amounts as shall be necessary to compensate Lender and is specified in this section shall be delivered to Customer and shall be conclusive absent manifest error.

  8. INTEREST RATE AND OTHER CHARGES. Customer agrees to pay interest to Lender on the unpaid principal balance outstanding from time to time under this
     Agreement:

       a. At a rate per year equal to 0.000 percentage points over the prime rate in effect at the Marshall & Ilsley Bank, Milwaukee, WI, from time to time, ("Index Rate"). The Index Rate may or may not be the lowest rate charged by Lender. Any change in the interest rate resulting from a change in the Index Rate shall become effective without notice to Customer as of the day on which such change in the Index Rate becomes effective. A change in the interest rate will apply both to the outstanding principal balance and to new Loans. If the Index Rate ceases to be made available to Lender during the term of the Agreement, Lender may substitute a comparable index.

       b. Interest under a. is computed on the basis of the actual number of days the principal balance is unpaid based upon a year of 360 days.
          If any payment (other than the final payment) is not made on or before the 15th day after its due date, Lender may collect a delinquency charge of 3.00% of the unpaid amount. Unpaid principal and interest bear interest after maturity (whether by acceleration or lapse of time) until paid at the rate which would otherwise be applicable plus
          3.000 percentage points.

  9. PAYMENT SCHEDULE. Customer agrees to pay to Lender the unpaid principal balance and interest as follows:

       a. In payments of interest, beginning November 1, 2000, and on the same day of each succeeding month thereafter, plus a final payment of unpaid principal and interest due on the Termination Date specified in section 15.

          In addition, Customer shall immediately pay any amount by which the Loans exceed the Credit Limit or the Borrowing Base established under section 2, if any, and any prior unpaid payments. Lender is authorized to automatically change payments due under this Agreement to any account of Customer with Lender. If payments are not automatically charged to Customer's account, payments must be made to the Lender at its address shown above and are note credited until received in Lender's office. Lender is authorized to make book entries evidencing Loans and payments under this Agreement and the aggregate unpaid amount of all Loans as evidenced by those entries is presumptive evidence that those amounts are outstanding and unpaid to Lender.

 10. COVENANTS. Customer shall, so long as any amounts remain unpaid, or Lender has any commitment to make Loans under this Agreement:

       a. Furnish to Lender, as soon as available, such financial information respecting Customer as Lender from time to time requests, and without request furnish to Lender:

           i. Within 90 days after the end of each fiscal year of Customer a balance sheet of Customer as of the close of such fiscal year and related statements of income and retained earnings and cash flow for such year all in reasonable detail and satisfactory in scope to Lender, prepared in accordance with generally accepted principles of accounting applied on a consistent basis, certified by an independent certified public accountant acceptable to Lender and the chief financial representative of Customer, and

                                   <Page 102>

          ii. Within 45 days after the end of each third month a balance sheet of Customer as of the end of such month and related statements of income and retained earnings and cash flow for the period from the beginning of the fiscal year to the end of such month, prepared in accordance with generally accepted principles of accounting applied on a consistent basis, certified, subject to normal year-end adjustments, by an officer or partner of Customer.

       b. Keep complete and accurate books of records and accounts and permit any representatives of Lender to examine and copy any of the books and to visit and inspect any of Customer's tangible or intangible properties as often as desired.

       c. Maintain insurance coverage in the forms (together with any lender's loss payee clause requested by Lender), amounts and with companies which would be carried by prudent management in connection with businesses engaged in similar activities in similar geographic areas. Without limiting this section or the requirements of any Security Document, Customer will

           i. Keep all its physical property insured against fire and extended coverage risks in amounts and with deductibles as least equal to those generally maintained by businesses engaged in similar activities in similar geographic areas,
          ii. Maintain all such workers' compensation and similar insurance as may be required by law and

         iii. Maintain, in amounts and with deductibles at least equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the properties of Customer, business interruption insurance and product liability insurance.

       d. Pay and discharge all lawful taxes, assessments and governmental charges upon Customer or against its properties prior to the date on which penalties attach, unless and to the extent only that such taxes, assessments and charges are contested in good faith and by appropriate process by Customer.

       e. Do all things necessary to maintain its existence, to preserve and keep in full force and effect its rights and franchises necessary to continue its business and comply with all applicable laws, regulations and ordinances.

       f. Timely perform and observe the following financial covenants, all calculated in accordance with generally accepted principles of accounting applied on a consistent basis:

           i. Maintain at all times a ratio of funded debt to tangible net worth of not greater than 2.00 to one.

          ii. Maintain at all time a ratio of collateral base to funded debt of not less than 1.1 to one.

       g. Furnish to Lender the Borrowing Base Certificates required under Exhibit A, if any.

       h. Not create or permit to exist any lien or encumbrance with respect to Customer's properties, except liens in favor of Lender, liens for taxes if they are being contested in good faith by appropriate proceedings and of which appropriate reserves are maintained, liens of encumbrances permitted under any Security Document.

       i. Not take any action or permit any event to occur which materially impairs Customer's ability to make payments under this Agreement when due. Such events include, without limitation, the fact that Customer, Customer's spouse or any surety for Customer's obligations under this Agreement ceases to exist, dies, changes marital status or domicile or becomes insolvent or the subject of bankruptcy or insolvency proceedings.

       j. Timely perform all duties and responsibilities imposed on Customer under Section 5(f).

       k. Unless otherwise consented to in writing by Lender, timely perform and observe all additional covenants described on Exhibit C.

 11. SECURITY INTEREST. This Agreement is secured by all existing and future security agreements, assignments and mortgages from Customer to Lender, from any guarantor of this Agreement Lender, and from any other person to Lender providing collateral security for customer obligations, and payment of the Loans may be accelerated according to any of them. Unless a lien would be prohibited by law or would fender a nontaxable account taxable, Customer also grants to Lender a security interest and lien in any deposit account Customer may at any time have with Lender. Lender may at any time after the occurrence of an event of default set-off any amount unpaid under this Agreement against any deposit balances or other money now or hereafter owed to Customer by Lender.

                                   <Page 103>

 12. DEFAULT AND ACCELERATION. Upon the occurrence of any one or more of the following events of default:

       a. Customer fails to pay an amount when due under this Agreement or under any other instrument evidencing any indebtedness of Customer,

       b. Any representation or warranty made under this Agreement or information provided by Customer in connection with this Agreement is or was false or fraudulent in a material respect,

       c. A material adverse change occurs in customer's financial condition,

       d. Customer fails to timely observe or perform any of the covenants or duties contained in this Agreement,

       e. Any guaranty of Customer's obligations under this Agreement is revoked or becomes unenforceable for any reason or any such guarantor dies or ceases to exist, or

       f. An event of default occurs under any Security Document;

       then, at Lender's option, and upon written or verbal notice to Customer, Lender's obligation to make Loans under this Agreement shall terminate and the total unpaid balance shall become immediately due and payable without presentment, demand, protest, or further notice of any kind all of which are hereby expressly waived by Customer. Lender's obligation to make loans under this Agreement shall automatically terminate and the total unpaid balance shall automatically become due and payable in the event Customer becomes the subject of bankruptcy or other insolvency proceedings. Lender may waive any default without waiving any other subsequent or prior default. Customer agrees to pay Lender costs of administration of this Agreement. Customer also agrees to pay all costs of collection before and after judgment, including reasonable attorneys' fees (including those incurred in successful defense or settlement of any counterclaim brought by Customer or incident to any action or proceeding involving Customer brought pursuant to the United Stated bankruptcy Code).

 13. INDEMNIFICATION. Customer agrees to defend, indemnify and hold harmless Lender, its directors, officers, employees and agents, from and against any and all loss, cost, expense, damage or liability (including reasonable attorneys' fees) incurred in connection with any claim or counterclaim or proceeding brought as a result of, arising out of or relating to any transaction financed or to be financed, in whole or in part, directly or indirectly, with the proceeds of any Loan or the entering into and performance of this Agreement or any document or instrument relating to this Agreement by Lender or the activities of customer. This indemnity will survive termination of this Agreement, the repayment of all Loans and the discharge and release of any Security Documents.

 14. VENUE. To the extent not prohibited by law, venue for any legal proceeding relating to enforcement of this Agreement shall be, at Lender's option, the county in which Lender has its principal office in this state, the county in which Customer resides, or the county in which this Agreement was executed by Customer.

 15. TERMINATION. Unless sooner terminated under section 12, Customer's right to obtain Loans and Lender's obligation to extend credit under this Agreement shall terminate on October 9, 2003 (the "Termination Date"). Customer may terminate Customer's right to obtain Loans under this Agreement at any time and for any reason by written notice to the Lender. Such notice of termination signed by a Customer shall be binding on each Customer who signs this Agreement. Termination, for whatever reason, does not affect Lender's rights, powers and privileges, nor Customer's duties and liabilities, with regard to the then existing balance under this Agreement. See Note ***<F24>

     Note ***<F24>: However, since the Lender and Customer agree that this loan is intended to be a three year renewable revolving credit agreement, the Lender, at its election and Customer's acceptance, may add one year to the previously stated termination date upon the satisfactorily completion of an annual performance review by Lender and Customer. The annual performance review must be performed within 20 days after the Lender receives the Customer's Audited Consolidate Financial Statements.

     Should either party decline to extend the revolving credit agreement for another year, the declining party is required to send a notice as described in section 20 of this agreement to the other party within 30 days from the date the Lender received the Customer's Audited consolidated Financial Statements. In the case of the annual renewal being declined by either party, the termination date will remain as noted in this revolving credit agreement or as later modified in writing between the Lender and Customer under the terms of this three year renewable revolving credit agreement provision.

 16. AMENDMENT. No amendment, modification, termination or waiver of any provision of this Agreement shall in any event be effective unless it is in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purposes for which given.

                                   <Page 104>

 17. ENTIRE AGREEMENT. This Agreement, including the Exhibits attached or referring to it, and the Security Documents, are intended by Customer and Lender as a final expression of their Agreement and as a complete and exclusive statement of its terms, there being no conditions to the full effectiveness of this Agreement except as set forth in this Agreement and the Security Documents.

 18. NO WAIVER; REMEDIES. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise of the right or the exercise of any other right. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

 19. MORE THAN ONE CUSTOMER. If more than one person signs this Agreement as Customer, Lender may at its option and without notice refuse any request for a Loan upon notice from any of the undersigned. Any of the undersigned Customers may request Loans under this Agreement. Each of the undersigned Customers is jointly and severally liable for all Loans and other obligations under this Agreement.

 20. NOTICE. Except as otherwise provided in this Agreement, all notices required or provided for under this Agreement shall be in writing and mailed, sent or delivered, if to Customer, at any last known address as shown on the records of Lender, and if to Lender, at its address shown below, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed duly given when delivered by hand or courier, or three business days after being deposited in the mail (including any private mail service), postage prepaid, provided that notice to Lender pursuant to section 15 shall not be effective until received by Lender.

 21. ADDRESS.  Customer's address  is shown below.   Customer shall  immediately
     notify Lender in writing of any change of address.

 22. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Lender and Customer and their respective heirs, personal representatives, successors and assigns except that Customer may not assign or transfer any of Customer's rights under this Agreement without the prior written consent of Lender.

 23. INTERPRETATION. The validity, construction and enforcement of this Agreement are governed by the internal laws of Wisconsin. Invalidity of any provision of this Agreement shall not affect the validity of any other provisions of this Agreement.

 24. Other Provision.  None.



     Dated as of October 9, 2000
                 ---------------


     Lincoln State Bank                 OnCourse Technologies, Inc.
     ------------------                 ---------------------------
     (Name of Lender)                       (Name Of Customer)

     By:  /s/ Thomas G. Loew            A Nevada Corporation
          ------------------            --------------------
          Thomas G. Loew               (Type of Organization)

          Vice President
          ------------------------
             (Title)

          2266 South 13th Street
          Milwaukee, WI 53215           By:  /s/ Bernard A. Woods (CEO)
          -------------------                --------------------------
               (Address)                     Bernard A. Woods III
                                             Chief Executive Officer

                                        By:  /s/ William C. Brown
                                             --------------------
                                             William C. Brown
                                             Chief Financial Officer

                                             3106 S. 166th Street
                                             New Berlin, WI 53151
                                             -------------------------
                                                 (Address)

                                   <Page 105>

                                   EXHIBIT A
                                       TO
                     REVOLVING CREDIT AGREEMENT (WBA 448R)
                             DATED OCTOBER 9, 2000
                           BORROWING BASE (SECTION 2)

A.   DEFINITIONS.

     a. "QUALIFIED INVENTORY" for the purposes of this agreement shall include only net capitalized software.

     b. "QUALIFIED ACCOUNTS" means an account owing to Customer which meets the following specifications:

           i. It arose from the performance of service by Customer, or from a bona fide sale or lease of goods which have been delivered or shipped to the account debtor and for which Customer has genuine invoices, shipping documents or receipts.
          ii. It is payable not more than 90 days from the earlier of performance of the services, delivery of goods or date of invoice, and is not more than 90 days past due.

         iii. It is owned by Customer free and clear of all encumbrance and security interests (other than Lender's).

          iv. It is genuine and enforceable against the account debtor for the amount shown as owing in the certificates furnished by Customer to Lender. It and the transaction out of which it arose comply with all applicable laws and regulations. It is not subject to any set-off, credit allowance or adjustment, except discount for prompt payment, nor has the account debtor returned the goods or disputed his liability.

           v. Its existence and amount have been certified to in a manner satisfactory to Lender by a representative of Customer at such times as Lender may request.

          vi. Customer has no notice or knowledge of anything which might impair the credit standing of the account debtor.

         vii. Lender has not notified Customer that the account or account debtor is unsatisfactory.

B. BORROWING BASE. The aggregate amount of all Loans at any time outstanding under the Agreement shall never exceed the Borrowing Base which is an amount equal to the sum of:

      a.  QUALIFIED INVENTORY.  For the purposes of this agreement includes only
          net  capitalized  software:    30%  of  capitalized  software  net  of
          amortization.

      b. QUALIFIED ACCOUNTS: 75% of the amount owing on Qualified Accounts; plus 35% on Unqualified Accounts described as accounts with due dates greater than 90 days from invoice or greater than 90 days past due from invoice due date; plus

      c.  FIXED ASSETS: 50% of fixed assets net of depreciation.


                         APPROVED

                         For Lender by:      /s/ Thomas G. Loew as Vice Pres
                                             -------------------------------

                         For Customer by:    /s/ William C. Brown as CFO
                                             -------------------------------


                                   EXHIBIT B
                                       TO
                     REVOLVING CREDIT AGREEMENT (WBA 448R)
                             DATED OCTOBER 9, 2000
                       SECURITY DOCUMENTS (SECTION 3(A))


 A. General Business Security Agreement from customer and each wholly owned subsidiary including but not limited to Micro Estimating Systems, Inc., CAM Solutions, Inc., Cimtronics, Inc. and TekSoft, Inc.

                                   <Page 106>

 B. Chattel Security Agreement covering from customer and each wholly owned subsidiary including but not limited to Micro Estimating Systems, Inc., CAM Solutions, Inc., Cimtronics, Inc. and TekSoft, Inc. covering equipment purchased with funds drawn under this agreement.


                         APPROVED

                         For Lender by:      /s/ Thomas G. Loew as Vice Pres
                                             -------------------------------

                         For Customer by:    /s/ William C. Brown as CFO
                                             -------------------------------

                                   EXHIBIT C
                                       TO
                     REVOLVING CREDIT AGREEMENT (WBA 448R)
                             DATED OCTOBER 9, 2000
                      ADDITIONAL COVENANTS (SECTION 10(K))


   A. DISTRIBUTIONS. Customer will not pay or declare any dividends or make any other distribution based upon the stock of or other ownership interest in Customer (except dividends payable solely in stock of Customer) or make any purchases, redemptions or other acquisitions, direct or indirect, of stock of or other ownership interest in Customer.

   B. MERGERS. If Customer is a corporation or a limited liability company, Customer will not merge or consolidate with or into any other entity or if Customer is a partnership or a limited liability company, Customer will not dissolve or liquidate, and in any event, Customer will not sell, lease or transfer or otherwise dispose of all or a substantial part of its assets (other than sales made in the ordinary course of business).

   C.  CONDUCT OF BUSINESS.   Customer will continue  to engage in an  efficient
       and economical manner in a business of the same general type as conducted by it on the date of this Agreement.

   D. SALES OF RECEIVABLES. Customer will not discount or sell with recourse any of its notes or accounts receivable.

   E.  SALES  AND LEASEBACKS.   Customer  will not  sell or  transfer any  fixed
       assets and then or thereafter rent or lease as lessee any such assets.

   F. DEBT. Customer will not incur, assume or permit to exist any indebtedness or liability for borrowed money (except obligations under this Agreement) or assume, guarantee, endorse or otherwise become liable for obligation of another (except endorsements of negotiable instruments for deposit or collection in the ordinary course of business), except: loans not exceeding $75,000 per transaction nor aggregating more than $250,000 in any fiscal year of customer.

                         APPROVED

                         For Lender by:      /s/ Thomas G. Loew as Vice Pres
                                             -------------------------------

                         For Customer by:    /s/ William C. Brown as CFO
                                             -------------------------------

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